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                                                                   EXHIBIT 10.21

                              CONSENT TO SUBLETTING

     THIS AGREEMENT (this "Agreement") is made as of the 7th day of December, 1998, by and between AETNA LIFE INSURANCE COMPANY, a Connecticut corporation ("Landlord"), CLASSIFIEDS2000, INC., a California corporation ("Tenant"), and GENERAL MAGIC, INC., a Delaware corporation ("Subtenant"), with reference to the following facts:

     A. Landlord and Tenant have previously entered into that certain Lease Agreement dated February 20, 1998 (the "Master Lease"), relating to certain premises more particularly described in the Master Lease ("Premises").

     B. Tenant and Subtenant have entered into a Sublease dated as of December 4, 1998 ("Sublease"). By the terms of the Sublease, Tenant will sublease to Subtenant and Subtenant will sublease from Tenant a portion of the Premises, as more particularly described in the Sublease ("Sublease Premises").

     C. Tenant is wholly-owned by Excite, Inc., a Delaware corporation ("Guarantor"). Concurrently herewith, Guarantor has executed a Guaranty of Lease with respect to the Master Lease for the purpose of inducing Landlord to consent to the Sublease.

     D. Tenant has requested that Landlord consent to Tenant subletting the Sublease Premises to Subtenant pursuant to the Sublease. Landlord has agreed to consent to the subletting on the following terms and conditions.

     NOW, THEREFORE, in consideration of the foregoing, and in consideration of the mutual agreements and covenants hereinafter set forth, Landlord, Tenant and Subtenant agree as follows:

     1. DEFINITIONS. Unless otherwise defined in this Agreement, all defined terms used in this Agreement shall have the same meaning and definition given them in the Master Lease.

     2. MASTER LEASE.

          2.1 The Sublease is and shall be at all times subject to all of the terms and conditions of the Master Lease and, notwithstanding anything to the contrary contained in the Sublease, Subtenant agrees to perform all of the covenants of Tenant contained in the Master Lease insofar as the same relate to the Sublease Premises. Notwithstanding the foregoing, (a) Subtenant shall be required to pay Base Rent under the Sublease only in the amounts set forth in the Sublease, (b) Tenant shall be responsible for the delivery of the Security Deposit and the Letter of Credit to Landlord and Subtenant shall have no responsibility therefor, and (c) Exhibit B and Exhibit B-1 shall not apply to the Sublease.

          2.2 Subtenant acknowledges and agrees that the Sublease shall at all times be subordinate to the Master Lease and the term of the Sublease shall automatically terminate upon the termination of the Master Lease for any reason whatsoever, including,


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without limitation, the termination of the Master Lease prior to the expiration of the term thereof pursuant to a written agreement by and between Landlord and Tenant; provided, however, that in the event Subtenant elects to cure a default by Tenant under the Master Lease in accordance with any cure rights granted to Tenant therein, Landlord shall accept such cure by Subtenant. Notwithstanding any provision to the contrary in the Sublease or in any other agreement, Subtenant acknowledges that it shall have no right and there shall not be vested in Subtenant any right to exercise rights of first refusal, options, or other similar preferential rights, if any, given to Tenant under the Master Lease.

    3. CONSENT OF LANDLORD. Landlord hereby consents to the subletting of the Sublease Premises to Subtenant pursuant to the terms of the Sublease, provided, however, that Landlord specifically does not consent to any provision of the Sublease which purports to amend provisions of the Master Lease. Landlord's consent shall not release Tenant of any of its obligations under the Master Lease or release or alter the liability of Tenant to pay rent and all other sums due under the Master Lease and to perform and comply with all other obligations of Tenant under the Master Lease. As between Landlord and Tenant, the Sublease shall not alter, amend or otherwise modify any provisions of the Master Lease. Landlord shall have no obligations to any party in connection with the Sublease Premises other than those obligations set forth in the Master Lease.

    4. ASSIGNMENT OF RENT.

          4.1 Subject to the terms of Section 4.2, Tenant hereby absolutely and irrevocably assigns and transfers to Landlord Tenant's rights under the Sublease to all rentals and other sums due Tenant under the Sublease.

          4.2 Landlord agrees that until a default shall occur in the performance of Tenant's obligations under the Master Lease, Tenant shall have a license to receive, collect and enjoy the rentals and other sums due Tenant under the Sublease. However, said license shall automatically terminate without notice to Tenant upon the occurrence of a default by Tenant in the performance of its obligations under the Master Lease and Landlord may thereafter, at its option, receive and collect, directly from Subtenant, all rentals and other sums due or to be due Tenant under the Sublease. Landlord shall not, by reason of the assignment of all rentals and other sums due Tenant under the Sublease nor by reason of the collection of said rentals or other sums from the Subtenant, (a) be bound by or become a party to the Sublease, (b) be deemed to have accepted the attornment of Subtenant, or (c) be deemed liable to Subtenant for any failure of Tenant to perform and comply with Tenant's obligations under the Sublease. Tenant hereby irrevocably authorizes and directs Subtenant, upon receipt of any written notice from Landlord stating that a default exists in the performance of Tenant's obligations under the Master Lease, to pay directly to Landlord the rents and other income due and to become due under the Sublease. Tenant agrees that Subtenant shall have the right to rely solely upon such notice from Landlord notwithstanding any conflicting demand by Tenant or any other party. Tenant hereby agrees to indemnify, defend and hold Subtenant harmless from any


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and all claims, losses, liabilities, judgments, costs, demands, causes of action and expenses (including, without limitation, attorneys' fees and consultants' fees) (collectively, "Claims") which Subtenant may incur in relying on any written notice from Landlord and/or paying rent and other sums due under the Sublease directly to Landlord in accordance with this Section 4.2.

    5. INDEMNIFICATION; INSURANCE.

          5.1 Tenant shall indemnify and hold harmless Landlord and its Agents, against and from any and all Claims arising from or related to the following:
(a) Subtenant's use of the Sublease Premises or any activity done, permitted or suffered by Subtenant in, on or about the Sublease Premises, the Building, or the Project; (b) any act or omission by Subtenant or its Agents in connection with or related to the Sublease, the Sublease Premises, the Building, or the Project; (c) any Hazardous Material used, stored, released, disposed, generated, or transported by Subtenant or its Agents in, on, or about the Sublease Premises, the Building or the Project, including without limitation, any Claims arising from or related to any Hazardous Material investigations, monitorings, cleanup or other remedial action; and (d) any action or proceeding brought on account of any matter referred to in items (a), (b), and/or (c). If any action or proceeding is brought against Landlord by reason of any such Claims, upon notice from Landlord, Tenant shall defend the same at Tenant's expense with counsel reasonably satisfactory to Landlord. The obligations of Tenant under this Section 5.1 shall survive any termination of the Sublease or the Master Lease.

          5.2 Notwithstanding any provision to the contrary in the Sublease, Subtenant shall, at Subtenant's expense, with respect to the Sublease Premises, secure and keep in force during the term of the Sublease such insurance as required of Tenant under the Master Lease. Without limiting the generality of the immediately preceding sentence, the policy or policies of such insurance shall name Landlord and its lenders, if any, as additional insureds. A certificate evidencing such insurance shall be delivered to Landlord promptly after the date hereof.

          5.3 Landlord and Subtenant hereby mutually waive any claim against the other during the Term for any injury to a person or loss or damage to any of their property located on or about the Premises, the Building or the Property that is caused by perils covered by insurance carried by the respective parties or required to be carried by the Master Lease or this Agreement, as applicable, to the extent of the proceeds of such insurance actually received (or which would have been received but for the failure of the party required to maintain the applicable insurance to maintain such insurance as required under the Master Lease) with respect to such injury, loss or damage, whether or not due to the negligence of the other party of its agents. Because the foregoing waivers will preclude the assignment of any claim by way of subrogation to an insurance company or any other person, each party now agrees to immediately give to its insurer written notice of the terms of these mutual waivers and shall have their insurance policies endorsed to prevent the invalidation of the insurance coverage because of these waivers. Nothing in


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this Paragraph 5.3 shall relieve a party of liability to the other for failure to carry insurance required by the Master Lease or by this Agreement.

    6. MISCELLANEOUS PROVISIONS.

          6.1 Tenant shall pay to Landlord, upon Landlord's demand, Landlord's reasonable fees incurred in connection with Landlord's review and processing of documents relating to the subletting of the Sublease Premises to Subtenant.

          6.2 Tenant and Subtenant each represents and warrants to Landlord that neither it nor its officers or agents nor anyone acting on its behalf has dealt with any real estate broker in connection with the Sublease other than CPS and Cornish & Carey Commercial. Tenant and Subtenant each agrees to indemnify and hold harmless Landlord from any claim or claims, and costs and expenses, including attorneys' fees, incurred by Landlord in conjunction with any such claim or claims.

          6.3 Tenant and Subtenant agree not to amend, modify, supplement, or otherwise change in any respect the Sublease except with the prior written consent of Landlord, which consent shall not be unreasonably withheld.

          6.4 This Agreement, together with the provisions of the Master Lease relating to subletting or assigning, contains the entire agreement between the parties hereto regarding the matters which are the subject of this Agreement. In the event of a permitted assignment under the Master Lease by Landlord or Tenant of its interest in the Master Lease, then, the assignee of either Landlord or Tenant, as appropriate, shall automatically be deemed to be the assignee of Landlord or Tenant under this Agreement, and such assignee shall automatically assume the obligations of Landlord or Tenant under this Agreement. No other assignments of this Agreement or further assignments or subleases under the Master Lease shall be permitted, except with the written consent of all parties hereto. The terms, covenants and conditions of this Agreement shall apply to and bind the heirs, successors, the executors and administrators and permitted assigns of all the parties hereto. The parties acknowledge and agree that no rule or construction, to the effect that any ambiguities are to be resolved against the drafting party, shall be employed in the interpretation of this Agreement. If any provision of this Agreement is determined to be illegal or unenforceable, such determination shall not affect any other provisions of this Agreement, and all such other provisions shall remain in full force and effect.

          6.5 Notwithstanding anything to the contrary contained in Paragraph
6.3 above, Subtenant shall have the right to enter into a Limited Sub-Sublease with DataRover Mobile Systems, Inc., a California corporation ("Sub-Subtenant"), subject, however, to the terms of the Consent to Sub-Subletting to be hereafter entered into by and among Landlord, Subtenant and Sub-Subtenant, in the form of Exhibit A hereto. For purposes of this Paragraph 6.4, a "LIMITED SUB-SUBLEASE" shall mean a sub-sublease of not more than one-half (1/2) of the Sublease Premises.


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          6.6 Subject to Paragraph 12 of the Master Lease, Landlord hereby preliminarily approves Tenant's construction of the Alterations depicted on Exhibit B hereto subject to Tenant's full compliance with the terms of the Master Lease, including, but not limited to, the requirements and conditions set forth in Paragraph 13 thereof. Such requirements include, but are not limited to, the delivery to Landlord for its approval of detailed plans and specifications for such Alterations.

          6.7 If any party hereto fails to perform any of its obligations under this Agreement or if any dispute arises between the parties hereto concerning the meaning or interpretation of any provision of this Agreement, then the defaulting party or the party not prevailing in such dispute, as the case may be, shall pay any and all costs and expenses incurred by the other party or parties on account of such default and/or in enforcing or establishing its rights hereunder, including, without limitation, court costs and reasonable attorneys' fees and disbursements. Any such attorneys' fees and other expenses incurred by any party in enforcing a judgment in its favor under this Agreement shall be recoverable separately from and in addition to any other amount included in such judgment, and such attorneys' fees obligation is intended to be severable from the other provisions of this Agreement and to survive and not be merged into any such judgment.

     IN WITNESS WHEREOF, Landlord, Tenant and Subtenant have executed this Agreement as of the day and year first hereinabove written.

                            LANDLORD: AETNA LIFE INSURANCE COMPANY,
                                      a Connecticut corporation

                                      By:  Allegis Realty Investors LLC
                                           Its Investment Advisor and Agent


                                           By:  /s/ CYNTHIA STEVENIN
                                               ---------------------------------
                                                        Cynthia Stevenin
                                                         Vice President


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                              TENANT: CLASSIFIEDS2000 INC.,
                                      a California corporation

                                    By: /s/ [SIGNATURE ILLEGIBLE]
                                        ----------------------------------------
                                    Print Name: SIGNATURE ILLEGIBLE
                                                --------------------------------
                                    Its: General Counsel, Corporate Secretary
                                        ----------------------------------------

                                    By:
                                        ----------------------------------------
                                    Print Name:
                                                --------------------------------
                                    Its:
                                        ----------------------------------------


                         SUBTENANT: GENERAL MAGIC, INC.
                                    a Delaware corporation

                                    By: /s/ JAMES P. MC CORMICK
                                        ----------------------------------------
                                    Print Name: James P. McCormick
                                                --------------------------------
                                    Its: Senior Vice President, Finance
                                         ---------------------------------------


                                    By: /s/ MARY E. DOYLE
                                        ----------------------------------------
                                    Print Name: Mary E. Doyle
                                                --------------------------------
                                    Its: Senior Vice President, Business Affairs
                                         ---------------------------------------


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                                    EXHIBIT A

                            CONSENT TO SUB-SUBLETTING


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                                    EXHIBIT B

                                   ALTERATIONS





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